OTHER EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other Income and Expenses [Abstract]
Interest expense to related parties (see Note 12)	$ (1,218)	$ (2,746)	$ (2,875)
Interest expense and other bank charges	(1,479)	(1,261)	(1,073)
Interest income	151		170
Revaluation and related costs reimbursed to related party	(8,139)
Foreign currency gain (loss)	148	417	(2,450)
Other income	19	4	56
Total other expense, net	$ (10,518)	$ (3,586)	$ (6,172)